UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2012

Tyco International Ltd.

(Exact name of registrant as specified in its charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 10, 2012, Tyco International Ltd. (“Tyco”) issued a press release announcing that, in connection with its previously announced plan to separate into three independent companies, its wholly-owned subsidiary, The ADT Corporation (“ADT”), had filed a Form 10 Registration Statement (the “ADT Form 10”) with the U.S. Securities and Exchange Commission (the “SEC”). ADT will operate Tyco’s North American residential and small business security enterprise following the separation. A copy of the press release is attached hereto as Exhibit 99.1

In connection with the filing of the ADT Form 10, Tyco provided presentation materials related to the proposed spin-off on its investor relations website. A copy of the presentation materials is attached hereto as Exhibit 99.2.

In addition, on April 10, 2012, Tyco issued a press release announcing that Kathryn Mikells will take the role of chief financial officer of ADT upon its separation from Tyco. A copy of the press release is attached hereto as Exhibit 99.3

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K relating to Tyco’s intention to spin-off its North American residential and small business security business are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current beliefs, assumptions, and available information. Forward-looking statements involve risks, uncertainties, and assumptions. Actual results may differ materially from those expressed in forward-looking statements and neither Tyco nor ADT undertakes to update such statements, except as required by law. For further information regarding risks and uncertainties related to Tyco’s businesses, see the “Risk Factors” section of its Annual Report on Form 10-K for the fiscal year ended September 30, 2011 filed with the SEC.

Additional Information

In connection with the proposed spin-off of The ADT Corporation, a definitive proxy statement for the stockholders of Tyco will be filed with the SEC. Tyco will mail the final proxy statement to its stockholders. BEFORE MAKING ANY VOTING DECISION, TYCO’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SPIN-OFF TRANSACTION. Investors and security holders may obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about Tyco at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. You may also read and copy any reports, statements and other information filed by Tyco at the SEC public reference room at 100 F. Street, N.E., Washington D.C 20549. Please call the SEC at 1-800-SEC-0330 for further information.

Tyco and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed spin-off transaction. Information concerning the interests of Tyco’s participants in the solicitation is set forth in Tyco’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the spin-off transactions when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Tyco International Ltd., dated April 10, 2012, announcing filing of ADT Form 10

99.2	Presentation of Tyco International Ltd., dated April 10, 2012

99.3	Press release of Tyco International Ltd., dated April 10, 2012, announcing new ADT chief financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 10, 2012	TYCO INTERNATIONAL LTD.

	By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President and Corporate Secretary